UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)
November 4, 2003

Commission file number 0-24787

AFFILIATED COMPUTER SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	51-0310342

(State or other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2828 NORTH HASKELL
DALLAS, TEXAS 75204
(Address of principal executive offices)
(Zip Code)

(214) 841-6111
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

     On November 4, 2003, Affiliated Computer Services, Inc. (“ACS”) announced the commencement of services under a new human resources servicing contract with General Motors Corporation (GM), the world’s largest vehicle manufacturer. Under the terms of the contract, initially signed in June 2003, ACS will provide comprehensive human resource services for GM’s European entities in 10 countries, including Austria, Belgium, France, Germany, Poland, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibits referenced below and the information set forth therein are deemed to be furnished pursuant to Item 9 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

     (c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

99.1	Affiliated Computer Services, Inc. Press Release dated November 4, 2003.

ITEM 9. REGULATION FD DISCLOSURES

     ACS hereby incorporates by reference into this Item 9 the information set forth in its press release, dated November 4, 2003, a copy of which is furnished herewith as Exhibit 99.1.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release attached as Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, ACS has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2003	AFFILIATED COMPUTER SERVICES, INC.

	By:	/s/ Warren D. Edwards

	Name: Title:	Warren D. Edwards Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Affiliated Computer Services, Inc. Press Release dated November 4, 2003